Financial Instruments - Fair Value of Assets and Liabilities Measured On Recurring Basis (Table) (Details) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2014	Dec. 31, 2013
Interest rate swaps	$ (9,834)	$ (9,989)
Significant Other Observable Inputs Assets / (Liabilities) (Level 2)
Interest rate swaps	(9,833)	(8,588)
Bunker swaps	97	177
Total	$ (9,736)	$ (8,411)